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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY
                               ------------------

                               OLYMPIC STEEL, INC.
                               -------------------

         KNOW ALL MEN BY THESE PRESENTS, that OLYMPIC STEEL, INC., an Ohio corporation, and each person whose name is signed below hereby constitute and appoint Michael D. Siegal and Richard T. Marabito their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc. and the undersigned Directors and officers of Olympic Steel, Inc., and each of such Directors and officers, to sign Olympic Steel, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, any or all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitute or substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Olympic Steel, Inc., and the Directors and officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 26th day of February, 2002.

                                     OLYMPIC STEEL, INC.

                                     By: /s/ Richard T. Marabito
                                        ---------------------------------------
                                          Richard T. Marabito, Chief Financial
                                          Officer and Treasurer

DIRECTORS AND OFFICERS:

/s/ Martin H. Elrad                  /s/ Michael D. Siegal
-----------------------------        ------------------------------------------
Martin H. Elrad, Director            Michael D. Siegal, Chairman of the Board
                                     and Chief Executive Officer

/s/ Thomas M. Forman                 /s/ David A. Wolfort
-----------------------------        ------------------------------------------
Thomas M. Forman, Director           David A. Wolfort, President, Chief
                                     Operating Officer and Director

/s/ Suren A. Hovsepian               /s/ Richard T. Marabito
-----------------------------        ------------------------------------------
Suren A. Hovsepian, Business         Richard T. Marabito, Chief Financial
Consultant and Director              Officer and Treasurer
                                     (Principal Accounting Officer)

/s/ James B. Meathe
-----------------------------
James B. Meathe, Director




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